UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 3

To

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2013 (October 21, 2013)

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor, New York, New York 10022
(Address, including zip code, of Principal Executive Offices)
(212) 415-6500
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 23, 2013, American Realty Capital Properties, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Report”), in part, for the purpose of announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated October 22, 2013, with Cole Real Estate Investments, Inc., a Maryland corporation (“Cole”), and Clark Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”). The Merger Agreement provides for the merger of Cole with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of the Company. The boards of directors of the Company and Cole have by unanimous vote approved the Merger Agreement and the other transactions contemplated by the Merger Agreement.

On October 25, 2013, the Company filed Amendment No. 1 to the Initial Report (“Amendment No. 1”) for the purpose of providing financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, including certain Cole audited financial information for the year ended December 31, 2012 and certain unaudited historical financial information as of June 30, 2013 and for the periods ended June 30, 2013, among other purposes. On November 1, 2013, the Company filed Amendment No. 2 to the Initial Report (“Amendment No. 2”) for the purpose of providing unaudited pro forma financial information as of and for the periods ended June 30, 2013 and December 31, 2013 relating to its potential mergers, acquisitions and other potential activity, including financial information relating to Cole, as required by Item 9.01(b) of Form 8-K. The purpose of this Amendment No. 3 to the Initial Report (this “Amendment No. 3”) is to (i) provide Cole’s unaudited historical financial information as of and for the periods ended September 30, 2013, as required by Item 9.01(a) of Form 8-K and attached hereto as Exhibit 99.1, (ii) provide unaudited pro forma financial information as of and for the period ended September 30, 2013 required by Item 9.01(b) of Form 8-K and attached hereto as Exhibit 99.2, including pro forma financial information relating to the Company’s probable merger with CapLease, Inc. which had yet to be completed as of September 30, 2013 (and was subsequently completed on November 5, 2013), the Company’s potential acquisition of American Realty Capital Trust IV, Inc., the potential acquisition of a total of 120 properties from funds managed by Fortress Investment Group, LLC, of which the acquisition of 79 properties is considered probable, the acquisition of a total of 33 properties from Inland American Real Estate Trust, Inc. of which the acquisition of 28 properties is considered probable, and to incorporate unaudited pro forma financial information relating to the Merger and (iii) include updated unaudited pro forma financial information as of and for the period ended June 30, 2013, previously filed with Amendment No. 2 and attached hereto as Exhibit 99.3. This Amendment No. 3 makes no other changes to the Initial Report, Amendment No. 1 or Amendment No. 2.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Attached as Exhibit 99.1 to this Amendment No. 3 are Cole’s unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 as filed with the SEC on November 4, 2013.

(b) Pro Forma Financial Information

Unaudited pro forma consolidated financial statements of the Company, which include unaudited financial information relating to Cole as of September 30, 2013 and for the periods ended September 30, 2013 and December 31, 2012, are filed as Exhibit 99.2 to this Amendment No. 3 and are incorporated herein by reference.

Unaudited pro forma consolidated financial statements of the Company, which include unaudited financial information relating to Cole as of June 30, 2013 and the periods ended June 30, 2013 and December 31, 2012, are filed as Exhibit 99.3 to this Amendment No. 3 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Cole’s Unaudited Financial Statements from its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013
99.2	The Company’s Unaudited Pro Forma Consolidated Financials as of September 30, 2013 and for the nine months ended September 30, 2013 and the year ended December 31, 2012
99.3	The Company’s Unaudited Pro Forma Consolidated Financials as of June 30, 2013 and for the six months ended June 30, 2013 and the year ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

November 18, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors